UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2015 (August 28, 2015)

New Residential Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment and Restatement of Second Amended and Restated Indenture Supplement

On August 28, 2015, New Residential Investment Corp. (the “Company”), HLSS Servicer Advance Receivables Trust, Deutsche Bank National Trust Company, HLSS Holdings, LLC, Ocwen Loan Servicing, LLC and Credit Suisse AG, New York Branch entered into the Series 2012-VF3 Third Amended and Restated Indenture Supplement (the “Amendment”) to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015. A copy of the Amendment is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 4.1 and is incorporated by reference herein.

Effective as of August 28, 2015, the Amendment decreases the maximum balance of the Class of Series 2012-VF3 Notes. The Amendment, which amends and restates the Series 2012-VF3 Second Amended and Restated Indenture Supplement, dated as of August 30, 2013, also incorporates the contents of Amendments Nos. 1 through 9 to the Series 2012-VF3 Second Amended and Restated Indenture Supplement.

Issuance of Notes

On August 28, 2015, NRZ Advance Receivables Trust 2015-ON1 (the “Issuer”), NRZ Advance Facility Transferor 2015-ON1 LLC and HLSS Holdings, LLC (the “Sponsor”) (each, an indirect subsidiary of the Company), the Company, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC (“Ocwen”) and Credit Suisse AG, New York Branch entered into a securitization transaction pursuant to which the Issuer issued $800,000,000 of rated receivables-backed term notes and $700,000,000 of maximum balance of rated receivables-backed variable funding notes.

The proceeds of the notes were used, in part, to repay certain obligations under other servicing advance financing transactions sponsored by the Sponsor. All of the collateral securing the notes previously secured such other servicing advance financing transactions.

The notes are secured by advance receivables made by Ocwen and accrued and unpaid servicing fees payable to Ocwen under certain identified securitization servicing agreements and were issued by the Issuer under a base indenture and the related series 2015-VF1, 2015-T1 and 2015-T2 indenture supplements, which are applicable to their respective notes only.

$400,000,000 of the term notes have revolving periods of 3 years, and the other $400,000,000 of the term notes and the variable funding notes have a revolving period of 1 year. All of the variable funding notes were initially held by Credit Suisse AG, New York Branch or an affiliate thereof.

The term notes bear fixed interest, varying by series and class, ranging from 2.3147% to 5.5112%, and the variable funding notes bear interest, varying by class, equal to the sum of (i) a floating rate index rate equal to one-month LIBOR (capped at 50 basis points) and (ii) an applicable margin.

The events of default and target amortization events under the notes include customary events such as: (i) failure to satisfy an interest coverage test, (ii) failure to satisfy a collateral performance test measuring the ratio of collected advance reimbursements to the balance of advances; (iii) for certain notes, failure to satisfy minimum tangible net worth requirements for the Company; (iv) for certain notes, failure to satisfy minimum liquidity requirements for the Company, (v) for certain notes, failure of Ocwen to satisfy a minimum liquidity requirement for Ocwen, (vi) for certain notes, failure to satisfy leverage tests for the Company; (viii) for certain notes, a change of control of the Company; (vii) for certain notes, certain judgments against the Sponsor or the subsidiaries of the Sponsor party to the transaction documents in excess of certain thresholds; (viii) failure to deliver certain reports; (ix) material breaches of any of the transaction documents (subject to applicable cure periods), (x) non-payment of principal, interest or other amounts when due, (xi) insolvency of Ocwen, the Sponsor or the subsidiaries of the Sponsor party to the transaction documents; (xii) the Issuer becoming subject to registration as an “investment company” within the meaning of the 1940 Act; and (xiii) Ocwen or the Sponsor failing to comply with the deposit and remittance requirements set forth in any pooling and servicing agreement or such definitive documents.

Upon the occurrence of an event of default or a target amortization event (including because of the end of the related revolving period) in respect of any series of notes, there is either an interest rate increase on the notes, a rapid amortization of all or a portion of the notes or an acceleration of principal repayment, or all of the foregoing.

Upon the occurrence and during the continuance of an event of default under any facility, the requisite percentage of the related noteholders may declare the notes and all other obligations of the applicable issuer immediately due and payable and may terminate the commitments. A bankruptcy event of default causes such obligations automatically to become immediately due and payable and the commitments automatically to terminate.

The definitive documents related to the notes contain customary representations and warranties, as well as affirmative and negative covenants. Affirmative covenants include, among others, reporting requirements, provision of notices of material events, maintenance of existence, maintenance of books and records, compliance with laws, compliance with covenants under the designated servicing agreements and maintaining certain servicing standards with respect to the advances and the related mortgage loans. Negative covenants include, among others, limitations on amendments to the designated servicing agreements and limitations on amendments to the procedures and methodology for repaying the advances or determining that advances have become non-recoverable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the notes is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Series 2012-VF3 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Credit Suisse AG, New York Branch, dated as of August 28, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Jonathan R. Brown
Jonathan R. Brown
Interim Chief Financial Officer and Principal Accounting Officer

Date: September 3, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Series 2012-VF3 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Credit Suisse AG, New York Branch, dated as of August 28, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.